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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 2 to the Registration Statement on Form S-3 (No. 333-40652) of our report dated January 31, 2000 included in Calpine Corporation's Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this Amendment No. 2 to the Registration Statement.





San Francisco, California
  December 6, 2000